 There should not have been brackets around the BA7 withdrawal charge schedule.

                                                CONTRACT DATA
Contract Number:                [9920-SAMPLE]                   Contract Date:            [November 1, 2006]
Initial Purchase Payment:       [$25,000]                       Retirement Date:          [November 1, 2046]
Annuitant:                      [John Doe]                      Contract Type:            [Non-Qualified]
Contract Owner:                 [John Doe]

Upon issuance of this contract your initial purchase payment has been applied as shown below. You may make additional payments and change the purchase payment allocation as provided in this contract. For more information, please refer to the Purchase Payments Provision.

   Allocation                                                                                                  Payment
                                                                                                              Allocation
                                                                                                              Percentage
   RVSL One-Year Fixed Account                                                                                  [___%
   [6-month DCA Fixed Account                                                                                    ___%
   12-month DCA Fixed Account                                                                                    ___%
   1 Year Guarantee Period Account                                                                               ___%
   2 Year Guarantee Period Account                                                                               ___%
   3 Year Guarantee Period Account                                                                               ___%
   4 Year Guarantee Period Account                                                                               ___%
   5 Year Guarantee Period Account                                                                               ___%
   6 Year Guarantee Period Account                                                                               ___%
   7 Year Guarantee Period Account                                                                               ___%
   8 Year Guarantee Period Account                                                                               ___%
   9 Year Guarantee Period Account                                                                               ___%
   10 Year Guarantee Period Account                                                                              ___%
   AIM V.I. Capital Appreciation Fund, Series II Shares                                                          ___%
   AIM V.I. Capital Development Fund, Series II Shares                                                           ___%
   AIM V.I. Global Health Care Fund, Series II Shares                                                            ___%
   AIM V.I. International Growth Fund, Series II Shares                                                          ___%
   AllianceBernstein VPS Global Technology Portfolio (Class B)                                                   ___%
   AllianceBernstein VPS Growth and Income Portfolio (Class B)                                                   ___%
   AllianceBernstein VPS International Value Portfolio (Class B)                                                 ___%
   American Century(R) VP Mid Cap Value, Class II                                                                ___%
   American Century(R) VP Ultra, Class II                                                                        ___%
   American Century(R) VP Value, Class II                                                                        ___%
   Columbia High Yield Fund, Variable Series, Class B                                                            ___%
   Columbia Marisco Growth Fund, Variable Series, Class A                                                        ___%
   Columbia Marisco International Opportunities Fund, Variable Series, Class B                                   ___%
   Columbia Small Cap Value Fund, Variable Series, Class B                                                       ___%
   Credit Suisse Trust - Commodity Return Strategy Portfolio                                                     ___%
   Dreyfus VIF International Equity Portfolio, Service Share Class                                               ___%
   Dreyfus VIF International Value Portfolio, Service Share Class                                                ___%
   Eaton Vance VT Floating-Rate Income Fund                                                                      ___%
   Fidelity VIP Contrafund(R) Portfolio Service Class 2                                                          ___%
   Fidelity VIP Investment Grade Bond Portfolio Service Class 2                                                  ___%
   Fidelity VIP Mid Cap Portfolio Service Class 2                                                                ___%
   Fidelity VIP Overseas Portfolio Service Class 2                                                               ___%
   FTVIPT Franklin Income Securities Fund - Class 2                                                              ___%
   FTVIPT Templeton Global Income Securities Fund - Class 2                                                      ___%
   FTVIPT Templeton Growth Securities Fund - Class 2                                                             ___%
   Goldman Sachs VIT Mid Cap Value Fund - Institutional Shares                                                   ___%
   Goldman Sachs VIT Structured U.S. Equity Fund - Institutional Shares                                          ___%
   Janus Aspen Series Large Cap Growth Portfolio:  Service Shares                                                ___%
   Legg Mason Partners Variable Small Cap Growth Portfolio, Class I]                                             ___%]

273954DPBAC                                                          Page 2[.0]

                                            CONTRACT DATA - Continued

Contract Number:                [9920-SAMPLE]                   Contract Date:            [November 1, 2006]

    [MFS(R) Total Return Series - Service Class                                                                 [___%
    MFS(R) Utilities Series - Service Class                                                                      ___%
    Oppenheimer Capital Appreciation Fund/VA, Service Shares                                                     ___%
    Oppenheimer Global Securities Fund/VA, Service Shares                                                        ___%
    Oppenheimer Main Street Small Cap Fund/VA, Service Shares                                                    ___%
    Oppenheimer Strategic Bond Fund/VA, Service Shares                                                           ___%
    PIMCO VIT All Asset Portfolio, Advisor Share Class                                                           ___%
    RiverSource(SM) VP - Cash Management Fund                                                                    ___%
    RiverSource(SM) VP - Diversified Bond Fund                                                                   ___%
    RiverSource(SM) VP - Diversified Equity Income Fund                                                          ___%
    RiverSource(SM) VP - Emerging Markets Fund                                                                   ___%
    RiverSource(SM) VP - Fundamental Value Fund                                                                  ___%
    RiverSource(SM) VP - Global Inflation Protected Securities Fund                                              ___%
    RiverSource(SM) VP - Growth Fund                                                                             ___%
    RiverSource(SM) VP - High Yield Bond Fund                                                                    ___%
    RiverSource(SM) VP - Income Opportunities Fund                                                               ___%
    RiverSource(SM) VP - International Opportunity Fund                                                          ___%
    RiverSource(SM) VP - Large Cap Equity Fund                                                                   ___%
    RiverSource(SM) VP - Mid Cap Value Fund                                                                      ___%
    RiverSource(SM) VP - S&P 500 Index Fund                                                                      ___%
    RiverSource(SM) VP - Select Value Fund                                                                       ___%
    RiverSource(SM) VP - Short Duration US Government Fund                                                       ___%
    RiverSource(SM) VP -Small Cap Value Fund                                                                     ___%
    Van Kampen LIT Comstock Portfolio, Class II Shares                                                           ___%
    Van Kampen UIF Global Real Estate Portfolio, Class II Shares                                                 ___%
    Van Kampen UIF Mid Cap Growth Portfolio, Class II Shares                                                     ___%
    Wanger International Small Cap                                                                               ___%
    Wanger U.S. Smaller Companies  ]                                                                             ___%]

[Portfolio Navigator Asset Allocation Program model:  [model name] ]

[Death Benefit:  Return of Purchase Payment]
[Death Benefit:  Maximum Anniversary Value]
[Death Benefit:  5% Accumulation]
[Death Benefit:  Enhanced]

[Guaranteed Minimum Accumulation Benefit Rider                         Initial Annual Rider Charge of [0.55%]
Duration of Waiting Period:  [10] Years                                Maximum Annual Rider Charge of 1.75%
Automatic Step-up Percentage: [80%]

[Allocation Restrictions/Limitations: This rider requires specific investment allocations to, or Asset Allocation Models containing, certain variable subaccounts, Guarantee Period Accounts, if applicable, the One-Year Fixed Account, if applicable, and the DCA Fixed Account, if applicable. Changes to allocations or Asset Allocation Models may increase the Annual Rider Charge.]]

273954DPBAC                                                         Page 2[.1]

                                         CONTRACT DATA - Continued
Contract Number:                [9920-SAMPLE]                   Contract Date:            [November 1, 2006]

[Guaranteed Minimum Withdrawal Benefit Rider [SecureSource(SM) Rider]
         Covered Spouses                                               [John Q. Doe]
                                                                       [Mary Q. Doe]
         Initial Annual Rider Charge                                   [.85%]
         Maximum Annual Rider Charge                                   [1.75%]
         Maximum RBA and GBA                                           [$5,000,000]
         Maximum ALP                                                   [$300,000]
         GBP Percentage                                                [7%]
         ALP Percentage                                                [6%]
         Waiting Period                                                [3] Years
         Annual Lifetime Payment Attained Age                          Age [65]
         Initial Asset Allocation Model Selection                      [Moderatively Aggressive Model]
         Target Model                                                  [Moderate Model]
         Number of Model Changes Allowed Per Contract Year             [2]

         [Allocation Restrictions/Limitations: This rider requires participation in our Asset Allocation Program containing certain variable subaccounts, guarantee period accounts, if applicable, and the fixed account, if applicable. Elective changes to allocations, asset allocation models or elective Step-ups may increase the Annual Rider Charge.]
DP273959-JT]


[Guaranteed Minimum Withdrawal Benefit Rider [SecureSource(SM) Rider]

         Covered Person                                                [John Q. Doe]
         Initial Annual Rider Charge                                   [.65%]
         Maximum Annual Rider Charge                                   [1.50%]
         Maximum RBA and GBA                                           [$5,000,000]
         Maximum ALP                                                   [$300,000]
         GBP Percentage                                                [7%]
         ALP Percentage                                                [6%]
         Waiting Period                                                [3] Years
         Annual Lifetime Payment Attained Age                          Age [65]
         Initial Asset Allocation Model Selection                      [Moderatively Aggressive Model]
         Target Model                                                  [Moderate Model]
         Number of Model Changes Allowed Per Contract Year             [2]

         [Allocation Restrictions/Limitations: This rider requires participation in our Asset Allocation Program containing certain variable subaccounts, guarantee period accounts, if applicable, and the fixed account, if applicable. Elective changes to allocations, asset allocation models or elective Step-ups may increase the Annual Rider Charge.]

DP273959-SG]

[Guaranteed Minimum Income Benefit Rider                               Initial Annual Rider Charge of [0.30%]
(Maximum Anniversary Value Benefit Base)                               Maximum Annual Rider Charge of [1.50%]

[Allocation Restrictions/Limitations: This rider requires specific investment allocations to, or Asset Allocation Models containing, certain variable subaccounts, Guarantee Period Accounts, if applicable, the One-Year Fixed Account, if applicable, and the DCA Fixed Account, if applicable. Changes to allocations or Asset Allocation Models may increase the Annual Rider Charge.]]

273954DPBAC                                                         Page 2[.2]

                                         CONTRACT DATA - Continued
Contract Number:                [9920-SAMPLE]                   Contract Date:            [November 1, 2006]

[Guaranteed Minimum Income Benefit Rider                               Initial Annual Rider Charge of [0.60%]
(5% Accumulation Benefit Base)                                         Maximum Annual Rider Charge of [1.75%]

[Allocation Restrictions/Limitations: This rider requires specific investment allocations to, or Asset Allocation Models containing, certain variable subaccounts, Guarantee Period Accounts, if applicable, the One-Year Fixed Account, if applicable, and the DCA Fixed Account, if applicable. Changes to allocations or Asset Allocation Models may increase the Annual Rider Charge. Excluded investment options from the variable account floor: [RiverSource(SM) VP Cash Management Fund, Guarantee Period Accounts, if applicable, and the
One-Year Fixed Account, if applicable.]]]

[Guaranteed Minimum Income Benefit Rider                               Initial Annual Rider Charge of 0.[65%]
(Greater of Maximum Anniversary Value Benefit Base                     Maximum Annual Rider Charge of [2.00%]
and 5% Accumulation Benefit Base)

[Allocation Restrictions/Limitations: This rider requires specific investment allocations to, or Asset Allocation Models containing, certain variable subaccounts, Guarantee Period Accounts, if applicable, the One-Year Fixed Account, if applicable, and the DCA Fixed Account, if applicable. Changes to allocations or Asset Allocation Models may increase the Annual Rider Charge. Excluded investment options from the variable account floor: [RiverSource(SM) VP Cash Management Fund, Guarantee Period Accounts, if applicable, and the
One-Year Fixed Account, if applicable.]]]

[Benefit Protector Death Benefit Rider                                          Annual Charge of [0.25%]

         Rider Benefit Percentage                    [ 40%]
         Maximum Earnings at Death Percentage        [250%]]

[Benefit Protector Plus Death Benefit Rider                                     Annual Charge of [0.40%]

         Rider Benefit Percentage                    [ 40%]
         Maximum Earnings at Death Percentage        [ 250%]
         Purchase Payment Percentage Schedule
             Death Occurring in Contract Years      Percentage
                       1 - 2                         [  0%]
                       3 - 4                         [10%]
                       5 and later                   [20%]]

Withdrawal Charge Schedule: There are no withdrawal charges for this contract.

Annual Mortality and Expense Risk Charge:   [1.55% - 1.95% of the daily net asset value]

Annual Variable Account Administrative Charge:   [0.15% of the daily net asset value]

Annual Contract Administrative Charge:  [$40], waived at contract values of [$50,000] or more

The Maximum Total RVSL Variable Annuity Purchase Payment Per Annuitant Life:  [$1,000,000]

The Minimum Additional Purchase Payment:  [$100]

The Minimum Investment in any Guarantee Period Account:      [$1,000]


The Guaranteed Minimum Effective Interest Rate to be credited to the RVSL Fixed Account is [3.0]%.

273954DPBAC                                                                                      Page 2[.3]

                                         CONTRACT DATA - Continued
Contract Number:                [9920-SAMPLE]                   Contract Date:            [November 1, 2006]

One-Year Fixed Account Purchase Payment and Transfer Limits:
         1.  Payments to the One-Year Fixed Account:
                  Limited to [0%] of each payment.
         2.  Transfers to the One-Year Fixed Account:
                  Limited to transfer amounts which result in the One-Year Fixed Account Contract Value (after the transfer) being no more than [0%] of the total Contract Value.

         3. Transfers (including automated transfers under a dollar cost averaging arrangement) from the One-Year Fixed Account:
                  Limited to the greater of:
                           a. [$0]; or
                           b. [0%] of the One-Year Fixed Account Contract Value at the beginning of the contract year.

MARKET VALUE ADJUSTMENT
-----------------------
All payments and values based on the Guarantee Period Account(s) are subject to a Market Value Adjustment formula, the operation of which may result in upward and downward adjustments in amounts payable. For more information, please refer to the Market Value Adjustment Provision.



273954DPBAC                                                          Page 2[.4]

                                               CONTRACT DATA
Contract Number:                [9920-SAMPLE]                   Contract Date:            [November 1, 2006]
Initial Purchase Payment:       [$25,000]                       Retirement Date:          [November 1, 2046]
Annuitant:                      [John Doe]                      Contract Type:            [Non-Qualified]
Contract Owner: [John Doe]

Upon issuance of this contract your initial purchase payment has been applied as shown below. You may make additional payments and change the purchase payment allocation as provided in this contract. For more information, please refer to the Purchase Payments Provision.

   Allocation                                                                                                  Payment
                                                                                                              Allocation
                                                                                                              Percentage
   RVSL One-Year Fixed Account                                                                                  [___%
   [6-month DCA Fixed Account                                                                                    ___%
   12-month DCA Fixed Account                                                                                    ___%
   1 Year Guarantee Period Account                                                                               ___%
   2 Year Guarantee Period Account                                                                               ___%
   3 Year Guarantee Period Account                                                                               ___%
   4 Year Guarantee Period Account                                                                               ___%
   5 Year Guarantee Period Account                                                                               ___%
   6 Year Guarantee Period Account                                                                               ___%
   7 Year Guarantee Period Account                                                                               ___%
   8 Year Guarantee Period Account                                                                               ___%
   9 Year Guarantee Period Account                                                                               ___%
   10 Year Guarantee Period Account                                                                              ___%
   AIM V.I. Capital Appreciation Fund, Series II Shares                                                          ___%
   AIM V.I. Capital Development Fund, Series II Shares                                                           ___%
   AIM V.I. Global Health Care Fund, Series II Shares                                                            ___%
   AIM V.I. International Growth Fund, Series II Shares                                                          ___%
   AllianceBernstein VPS Global Technology Portfolio (Class B)                                                   ___%
   AllianceBernstein VPS Growth and Income Portfolio (Class B)                                                   ___%
   AllianceBernstein VPS International Value Portfolio (Class B)                                                 ___%
   American Century(R) VP Mid Cap Value, Class II                                                                ___%
   American Century(R) VP Ultra, Class II                                                                        ___%
   American Century(R) VP Value, Class II                                                                        ___%
   Columbia High Yield Fund, Variable Series, Class B                                                            ___%
   Columbia Marisco Growth Fund, Variable Series, Class A                                                        ___%
   Columbia Marisco International Opportunities Fund, Variable Series, Class B                                   ___%
   Columbia Small Cap Value Fund, Variable Series, Class B                                                       ___%
   Credit Suisse Trust - Commodity Return Strategy Portfolio                                                     ___%
   Dreyfus VIF International Equity Portfolio, Service Share Class                                               ___%
   Dreyfus VIF International Value Portfolio, Service Share Class                                                ___%
   Eaton Vance VT Floating-Rate Income Fund                                                                      ___%
   Fidelity VIP Contrafund(R) Portfolio Service Class 2                                                          ___%
   Fidelity VIP Investment Grade Bond Portfolio Service Class 2                                                  ___%
   Fidelity VIP Mid Cap Portfolio Service Class 2                                                                ___%
   Fidelity VIP Overseas Portfolio Service Class 2                                                               ___%
   FTVIPT Franklin Income Securities Fund - Class 2                                                              ___%
   FTVIPT Templeton Global Income Securities Fund - Class 2                                                      ___%
   FTVIPT Templeton Growth Securities Fund - Class 2                                                             ___%
   Goldman Sachs VIT Mid Cap Value Fund - Institutional Shares                                                   ___%
   Goldman Sachs VIT Structured U.S. Equity Fund - Institutional Shares                                          ___%
   Janus Aspen Series Large Cap Growth Portfolio:  Service Shares                                                ___%
   Legg Mason Partners Variable Small Cap Growth Portfolio, Class I]                                             ___%]


273954DPBA7                                                                                                 Page 2[.0]

                                         CONTRACT DATA - Continued
Contract Number:                [9920-SAMPLE]                   Contract Date:            [November 1, 2006]

    [ MFS(R) Total Return Series - Service Class                                                                [___%
    MFS(R) Utilities Series - Service Class                                                                      ___%
    Oppenheimer Capital Appreciation Fund/VA, Service Shares                                                     ___%
    Oppenheimer Global Securities Fund/VA, Service Shares                                                        ___%
    Oppenheimer Main Street Small Cap Fund/VA, Service Shares                                                    ___%
    Oppenheimer Strategic Bond Fund/VA, Service Shares                                                           ___%
    PIMCO VIT All Asset Portfolio, Advisor Share Class                                                           ___%
    RiverSource(SM) VP - Cash Management Fund                                                                    ___%
    RiverSource(SM) VP - Diversified Bond Fund                                                                   ___%
    RiverSource(SM) VP - Diversified Equity Income Fund                                                          ___%
    RiverSource(SM) VP - Emerging Markets Fund                                                                   ___%
    RiverSource(SM) VP - Fundamental Value Fund                                                                  ___%
    RiverSource(SM) VP - Global Inflation Protected Securities Fund                                              ___%
    RiverSource(SM) VP - Growth Fund                                                                             ___%
    RiverSource(SM) VP - High Yield Bond Fund                                                                    ___%
    RiverSource(SM) VP - Income Opportunities Fund                                                               ___%
    RiverSource(SM) VP - International Opportunity Fund                                                          ___%
    RiverSource(SM) VP - Large Cap Equity Fund                                                                   ___%
    RiverSource(SM) VP - Mid Cap Value Fund                                                                      ___%
    RiverSource(SM) VP - S&P 500 Index Fund                                                                      ___%
    RiverSource(SM) VP - Select Value Fund                                                                       ___%
    RiverSource(SM) VP - Short Duration US Government Fund                                                       ___%
    RiverSource(SM) VP -Small Cap Value Fund                                                                     ___%
    Van Kampen LIT Comstock Portfolio, Class II Shares                                                           ___%
    Van Kampen UIF Global Real Estate Portfolio, Class II Shares                                                 ___%
    Van Kampen UIF Mid Cap Growth Portfolio, Class II Shares                                                     ___%
    Wanger International Small Cap                                                                               ___%
    Wanger U.S. Smaller Companies  ]                                                                             ___%]

[Portfolio Navigator Asset Allocation Program model:  [model name] ]

[Death Benefit:  Return of Purchase Payment]
[Death Benefit:  Maximum Anniversary Value]
[Death Benefit:  5% Accumulation]
[Death Benefit:  Enhanced]


[Guaranteed Minimum Accumulation Benefit Rider                         Initial Annual Rider Charge of [0.55%]
Duration of Waiting Period:  [10] Years                                Maximum Annual Rider Charge of 1.75%
Automatic Step-up Percentage: [80%]

[Allocation Restrictions/Limitations: This rider requires specific investment allocations to, or Asset Allocation
Models containing, certain variable subaccounts, Guarantee Period Accounts, if applicable, the One-Year Fixed
Account, if applicable, and the DCA Fixed Account, if applicable. Changes to allocations or Asset Allocation Models may increase the Annual Rider Charge.]]

273954DPBA7                                                                                                 Page 2[.1]

                                         CONTRACT DATA - Continued
Contract Number:                [9920-SAMPLE]                   Contract Date:            [November 1, 2006]

[Guaranteed Minimum Withdrawal Benefit Rider [SecureSource(SM) Rider]
         Covered Spouses                                               [John Q. Doe]
                                                                       [Mary Q. Doe]
         Initial Annual Rider Charge                                   [.85%]
         Maximum Annual Rider Charge                                   [1.75%]
         Maximum RBA and GBA                                           [$5,000,000]
         Maximum ALP                                                   [$300,000]
         GBP Percentage                                                [7%]
         ALP Percentage                                                [6%]
         Waiting Period                                                [3] Years
         Annual Lifetime Payment Attained Age                          Age [65]
         Initial Asset Allocation Model Selection                      [Moderatively Aggressive Model]
         Target Model                                                  [Moderate Model]
         Number of Model Changes Allowed Per Contract Year             [2]

         [Allocation Restrictions/Limitations: This rider requires participation in our Asset Allocation Program containing certain variable subaccounts, guarantee period accounts, if applicable, and the fixed account, if applicable. Elective changes to allocations, asset allocation models or elective Step-ups may increase the Annual
         Rider Charge.]
DP273959-JT]

[Guaranteed Minimum Withdrawal Benefit Rider [SecureSource(SM) Rider]
         Covered Person                                                [John Q. Doe]
         Initial Annual Rider Charge                                   [.65%]
         Maximum Annual Rider Charge                                   [1.50%]
         Maximum RBA and GBA                                           [$5,000,000]
         Maximum ALP                                                   [$300,000]
         GBP Percentage                                                [7%]
         ALP Percentage                                                [6%]
         Waiting Period                                                [3] Years
         Annual Lifetime Payment Attained Age                          Age [65]
         Initial Asset Allocation Model Selection                      [Moderatively Aggressive Model]
         Target Model                                                  [Moderate Model]
         Number of Model Changes Allowed Per Contract Year             [2]

         [Allocation Restrictions/Limitations: This rider requires participation in our Asset Allocation Program containing certain variable subaccounts, guarantee period accounts, if applicable, and the fixed account, if applicable. Elective changes to allocations, asset allocation models or elective Step-ups may increase the Annual
         Rider Charge.]

[Guaranteed Minimum Income Benefit Rider                               Initial Annual Rider Charge of [0.30%]
(Maximum Anniversary Value Benefit Base)                               Maximum Annual Rider Charge of [1.50%]

[Allocation Restrictions/Limitations: This rider requires specific investment allocations to, or Asset
Allocation Models containing, certain variable subaccounts, Guarantee Period Accounts, if applicable, the
One-Year Fixed Account, if applicable, and the DCA Fixed Account, if applicable. Changes to allocations or
Asset Allocation Models may increase the Annual Rider Charge.]]


273954DPBA7                                                                                        Page 2[.2]

                                         CONTRACT DATA - Continued
Contract Number:                [9920-SAMPLE]                   Contract Date:            [November 1, 2006]

[Guaranteed Minimum Income Benefit Rider                               Initial Annual Rider Charge of [0.60%]
(5% Accumulation Benefit Base)                                         Maximum Annual Rider Charge of [1.75%]

[Allocation Restrictions/Limitations: This rider requires specific investment allocations to, or Asset Allocation Models containing, certain variable subaccounts, Guarantee Period Accounts, if applicable, the One-Year Fixed
Account, if applicable, and the DCA Fixed Account, if applicable. Changes to allocations or Asset Allocation Models may increase the Annual Rider Charge.
Excluded investment options from the variable account floor: [RiverSource(SM) VP
Cash Management Fund, Guarantee Period Accounts, if applicable, and the
One-Year Fixed Account, if applicable.]]]

[Guaranteed Minimum Income Benefit Rider                               Initial Annual Rider Charge of 0.[65%]
(Greater of Maximum Anniversary Value Benefit Base                     Maximum Annual Rider Charge of [2.00%]
and 5% Accumulation Benefit Base)

[Allocation Restrictions/Limitations: This rider requires specific investment allocations to, or Asset Allocation Models containing, certain variable subaccounts, Guarantee Period Accounts, if applicable, the One-Year Fixed
Account, if applicable, and the DCA Fixed Account, if applicable. Changes to allocations or Asset Allocation Models may increase the Annual Rider Charge.
Excluded investment options from the variable account floor: [RiverSource(SM) VP
Cash Management Fund, Guarantee Period Accounts, if applicable, and the
One-Year Fixed Account, if applicable.]]]

[Benefit Protector Death Benefit Rider                                          Annual Charge of [0.25%]

         Rider Benefit Percentage                    [ 40%]
         Maximum Earnings at Death Percentage        [250%]]

[Benefit Protector Plus Death Benefit Rider                                     Annual Charge of [0.40%]

         Rider Benefit Percentage                    [ 40%]
         Maximum Earnings at Death Percentage       [ 250%]
         Purchase Payment Percentage Schedule
             Death Occurring in Contract Years     Percentage
                       1 - 2                         [ 0%]
                       3 - 4                         [10%]
                       5 and later                   [20%]]


Withdrawal Charge Schedule: If you withdraw all or a portion of this contract, a withdrawal charge may apply. A withdrawal charge applies if all or part of the purchase payments withdrawn is from payments received as shown below.

            Years From Purchase Payment Receipt      Withdrawal Charge
            -----------------------------------      -----------------
                          [1                         8.0% of purchase payment withdrawn
                           2                         8.0% of purchase payment withdrawn
                           3                         7.0% of purchase payment withdrawn
                           4                         6.0% of purchase payment withdrawn
                           5                         5.0% of purchase payment withdrawn
                           6                         4.0% of purchase payment withdrawn
                           7                         2.0% of purchase payment withdrawn
                           8 +                       0.0% of purchase payment withdrawn]

You may withdraw the greater of 10 percent of your prior contract anniversary contract value or contract earnings each contract year without incurring a withdrawal charge. For more information, please refer to the Withdrawal Charge Provision.

273954DPBA7                                                          Page 2[.2]

                                         CONTRACT DATA - Continued
Contract Number:                [9920-SAMPLE]                   Contract Date:            [November 1, 2006]

Annual Mortality and Expense Risk Charge:  [0.90% - 1. 30% of the daily net asset value]

Annual Variable Account Administrative Charge:  [0.15% of the daily net asset value]

Annual Contract Administrative Charge:  [$40], waived at contract values of [$50,000] or more

The Maximum Total RVSL Variable Annuity Purchase Payment Per Annuitant Life :  [$1,000,000]

The Minimum Additional Purchase Payment:  [$100]

The Minimum Investment in any Guarantee Period Account:    [$1,000]

The Guaranteed Minimum Effective Interest Rate to be credited to the RVSL Fixed Account is [3.0]%.

One-Year Fixed Account Purchase Payment and Transfer Limits:
         1.  Payments to the One-Year Fixed Account:
                  Limited to [30%] of each payment.
         2.  Transfers to the One-Year Fixed Account:
                  Limited to transfer amounts which result in the One-Year Fixed Account Contract Value (after the transfer) being no more than [30%] of the total Contract Value.

         3. Transfers (including automated transfers under a dollar cost averaging arrangement) from the One-Year Fixed Account:
                  Limited to the greater of:
                           a. [$10,000]; or
                           b. [30%] of the One-Year Fixed Account Contract Value at the beginning of the contract year.

MARKET VALUE ADJUSTMENT
-----------------------
All payments and values based on the Guarantee Period Account(s) are subject to a Market Value Adjustment formula, the operation of which may result in upward and downward adjustments in amounts payable. For more information, please refer to the Market Value Adjustment Provision.

273954DPBA7                                                         Page 2[.3]